UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2019

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01          Regulation FD Disclosure.

On April 11, 2019, KemPharm, Inc., or the Company, issued a press release to announce that the Company concluded a pre-New Drug Application meeting with the U.S. Food and Drug Administration for KP415, as well as information regarding a conference call and live audio webcast with a slide presentation to discuss this meeting and provide a corporate update. A copy of the press release and presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information contained in this Item 7.01, and the press release and presentation furnished as Exhibits 99.1 and 99.2, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release titled "KemPharm Completes KP415 Pre-NDA Meeting with FDA" dated April 11, 2019.
99.2	Presentation titled "KP415 Pre-NDA Meeting Update Call" dated April 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: April 11, 2019	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer